Registration No. 333-141917

1940 Act File No. 811-22045

Rule 497(e)

WISCONSIN CAPITAL FUNDS, INC.

PLUMB BALANCED FUND

PLUMB EQUITY FUND

Supplement Dated April 14, 2014 to

Prospectus

Dated August 1, 2013

The purpose of this Supplement is to correct information relating to the annual total returns for the Balanced Fund’s Blended Benchmark and for the Barclays Capital Intermediate Government/Credit Bond Index, a component of that Blended Benchmark, which was incorrect as a result of administrative error. The table below replaces, in its entirety, Table II on Page 7 of the Prospectus dated August 1, 2013.

TABLE II

Balanced Fund - Average Annual Total Returns

(for the periods ended December 31, 2012)

	1 Year	5 Years	Life of Fund (since 5/24/07)
Return Before Taxes	4.97%	0.53%	-0.64%
Return After Taxes on Distributions	4.59%	0.14%	-1.03%
Return After Taxes on Distributions and Sale of Fund Shares	3.73%	0.36%	-0.63%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	1.21%
Barclays Capital Intermediate Government/ Credit Bond Index (reflects no deduction for fees, expenses or taxes)	3.89%	5.18%	5.66%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	13.55%	-6.57%	-5.82%
Blended Benchmark (reflects no deduction for fees, expenses or taxes)	11.59%	2.51%	2.47%